   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 1996
                                                      REGISTRATION NO. 333-13083
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                              COMCAST CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           PENNSYLVANIA                          4841                           23-1709202
 (STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)

                               1500 MARKET STREET
                     PHILADELPHIA, PENNSYLVANIA 19102-2148
                                 (215) 665-1700
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                 JOHN R. ALCHIN
                      SENIOR VICE PRESIDENT AND TREASURER
                              COMCAST CORPORATION
                               1500 MARKET STREET
                     PHILADELPHIA, PENNSYLVANIA 19102-2148
                                 (215) 665-1700
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

              WILLIAM L. TAYLOR, ESQ.                            WILLIAM APPLETON, ESQ.
               DAVIS POLK & WARDWELL                                BAKER & HOSTETLER
               450 LEXINGTON AVENUE                             3200 NATIONAL CITY CENTER
             NEW YORK, NEW YORK 10017                             CLEVELAND, OHIO 44114
                  (212) 450-4000                                     (216) 621-0200

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as possible after this Registration Statement becomes effective and all other conditions to the Merger of The E.W. Scripps Company with and into Comcast Corporation pursuant to the Agreement and Plan of Merger described in the enclosed Joint Proxy Statement-Prospectus have been satisfied or waived.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]


     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21.           EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(A)      EXHIBITS

         EXHIBIT
         NUMBER         DESCRIPTION
         --------
         2.1            Agreement and Plan of Merger (the "Merger Agreement")
                        by and among The E.W. Scripps Company, Scripps Howard,
                        Inc., and Comcast Corporation dated as of October 28,
                        1995 (attached as Annex I to the Joint Proxy Statement-
                        Prospectus) and Form of Amendment to the Merger
                        Agreement (attached to Annex II to the Joint Proxy
                        Statement-Prospectus).

         2.2 Voting Agreement by and among Comcast Corporation, The E.W. Scripps Company, Sural Corporation and The Edward
                        W. Scripps Trust, dated as of October 28, 1995 (attached as Exhibit E to Annex I to the Joint Proxy Statement-Prospectus).

         4.1 Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 2(a) to the Company's Registration Statement on Form S-7 filed with the Commission on September 17, 1980, File No. 2-69178).

         4.2 Specimen Class A Special Common Stock Certificate (incorporated by reference to Exhibit 4(2) to the Company's Annual Report on Form 10-K for the year ended December 31, 1986).

         4.3(a) Indenture (including form of Note), dated as of May 15, 1983, between Storer Communications, Inc. and The Chase Manhattan Bank, N.A., as Trustee, relating to 10% Subordinated Debentures due May 2003 of Storer Communications, Inc. (Incorporated by reference to Exhibit 4.6 to the Registration Statement on Form S-1 (File No. 2-98938) of SCI Holdings, Inc.).

         4.3(b) First Supplemental Indenture, dated December 3, 1986 (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K of Storer Communications, Inc. dated December 3, 1986).

         4.4 Amended and Restated Indenture dated as of June 5, 1992 among Comcast Cellular Corporation, the Company and The Bank of New York, as Trustee, relating to $500,493,000 Series A Senior Participating Redeemable Zero Coupon Notes due 2000 and $500,493,000 Series B Senior Participating Redeemable Zero Coupon Notes due 2000 (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 (File No. 33-46863) of Comcast Cellular Corporation).

         4.5 Indenture, dated as of October 17, 1991, between the Company and Morgan Guaranty Trust Company of New York, as Trustee (incorporated by reference to Exhibit 2 to the Company's Current Report on Form 8-K filed with the Commission on October 31, 1991).

         4.6 Form of Debenture relating to the Company's 10-1/4% Senior Subordinated Debentures due 2001 (incorporated by reference to Exhibit 4(19) to the Company's Annual Report on Form 10-K for the year ended December 31,
                           1991).

         4.7 Form of Debenture relating to the Company's $300,000,000 10-5/8% Senior Subordinated Debentures due 2012 (incorporated by reference to Exhibit 4(17) to the Company's Annual Report on Form 10-K for the year ended December 31, 1992).

         4.8 Form of Debenture relating to the Company's $200,000,000 9-1/2% Senior Subordinated Debentures due 2008 (incorporated by reference to Exhibit 4(18) to the Company's Annual Report on Form 10-K for the year ended December 31, 1992).

         4.9 Indenture, dated as of February 20, 1991, between the Company and Bankers Trust Company, as Trustee (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-3, File No. 33-32820, filed with the Commission on January 11, 1990).

         4.10 Form of Debenture relating to the Company's 3-3/8%/5-1/2% Step-up Convertible Subordinated Debentures Due 2005 (incorporated by reference to
                           Exhibit 4(14) to the Company's Annual Report on Form 10-K for the year ended December 31, 1993).

         4.11 Form of Debenture relating to the Company's 1-1/8% Discount Convertible Subordinated Debentures Due 2007 (incorporated by reference to Exhibit 4 to the Company's Current Report on Form 8-K filed with the Commission on November 15, 1993).

         4.12 Form of Debenture relating to the Company's $250.0 million 9-3/8% Senior Subordinated Debentures due 2005 (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995).

         4.13 Form of Debenture relating to the Company's $250.0 million 9-1/8% Senior Subordinated Debentures due 2006 (incorporated by reference to Exhibit 4.13 to the Company's Annual Report on Form 10-K for the year ended December 31, 1995).

         4.14 Indenture dated as of November 15, 1995, between Comcast UK Cable Partners Limited and Bank of Montreal Trust Company, as Trustee, in respect of Comcast UK Cable Partners Limited's 11.20% Senior Discount Debentures due 2007 (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 (File No. 33- 96932) of Comcast UK Cable Partners Limited).

         4.14(a) Form of Debenture relating to Comcast UK Cable Partners Limited's 11.20% Senior Discount Debentures due 2007 (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 33-96932) of Comcast UK Cable Partners Limited).

         5                *Opinion and consent of Arthur R. Block, Senior
                           Deputy General Counsel of Comcast Corporation, regarding legality of the registered securities.

         8.1              *Opinion and consent of Baker & Hostetler regarding
                           certain tax matters.

         8.2              *Opinion and consent of Davis Polk & Wardwell
                           regarding certain tax matters.


         10.1 Comcast Corporation 1996 Stock Option Plan, dated March 13, 1996 (incorporated by reference to the definitive additional materials to the Company's amended definitive Proxy Statement for its Annual Meeting of Shareholders held on June 19, 1996, filed on May 15, 1996).

         21 List of Subsidiaries (incorporated by reference to Comcast's Annual Report on Form 10-K for the year ended December 31, 1995).

         23.1             *Consent of Merrill Lynch & Co.

         23.2             *Consent of Arthur R. Block (included in Exhibit 5)

         23.3              Consents of Deloitte & Touche LLP

         23.4             *Consent of Baker & Hostetler (included in Exhibit
                           8.1)

         23.5             *Consent of Davis Polk & Wardwell (included in Exhibit
                           8.2)

         23.6              Consent  of KPMG Peat Marwick LLP

         23.7              Consents of Arthur Andersen LLP

         23.8             *Consent of Lehman Brothers

         23.9             *Consent of Donaldson, Lufkin & Jenrette Securities
                           Corporation

         23.10             Consent of Merrill Lynch & Co.

         24               *Power of Attorney

         99.1             *Forms of Proxy.

         99.2 Report of Independent Public Accountants to QVC, Inc., as of December 31, 1995 and for the eleven-month period then ended (incorporated by reference to Exhibit 99.1 to the Company's Annual Report on Form 10-K for the year ended December 31,
                           1995).

         99.3 Report of Independent Public Accountants to Garden State Cablevision L.P., as of December 31, 1994 and 1993 and for the years then ended (incorporated by reference to Exhibit 99.2 to the Company's Annual Report on Form 10-K for the year ended December 31,
                           1995).

         99.4 Report of Independent Public Accountants to Comcast International Holdings, Inc., as of December 31, 1994 and 1993 and for the years then ended (incorporated by reference to Exhibit 99.3 to the Company's Annual Report on Form 10-K for the year ended December 31,
                           1994).

         99.5             *Report of Merrill Lynch & Co. to the Board of
                           Directors of The E.W. Scripps Company

         99.6             *Fairness opinion given by Donaldson, Lufkin &
                           Jenrette Securities Corporation to The Edward W. Scripps Trust and the Trustees thereof.

         99.7 Report of Merrill Lynch & Co. to the Board of Directors of The E.W. Scripps Company dated November 12, 1996.

        *Previously filed.

(B)      FINANCIAL STATEMENT SCHEDULES

         None Required

(C)      OPINION OF FINANCIAL ADVISOR

         Fairness opinion given by Merrill Lynch & Co. is included as Annex II to the Joint Proxy Statement-Prospectus.

                        SIGNATURES AND POWER OF ATTORNEY

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Philadelphia, Pennsylvania, on November 13, 1996.

                               COMCAST CORPORATION

                               By: /s/ Stanley Wang
                                  ---------------------------------
                                       Stanley Wang,
                                       Senior Vice-President


                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURE                     TITLE                             DATE
         ---------                     -----                             ----

             *                   Chairman of the Board of         November 13, 1996
-------------------------        Directors; Director
Ralph J. Roberts

             *                   Vice Chairman of the Board       November 13, 1996
-------------------------        of Directors; Director
Julian A. Brodsky

             *                   President; Director              November 13, 1996
-------------------------        (Principal Executive
Brian L. Roberts                 Officer)

             *                   Executive Vice President,        November 13, 1996
-------------------------        (Principal Accounting
Lawrence S. Smith                Officer)

             *                   Senior Vice President            November 13, 1996
-------------------------        and Treasurer (Principal
John R. Alchin                   Financial Officer)

             *                   Director                         November 13, 1996
-------------------------
Daniel Aaron

             *                   Director                         November 13, 1996
-------------------------
Gustave G. Amsterdam

             *                   Director                         November 13, 1996
-------------------------
Sheldon M. Bonovitz

             *                   Director                         November 13, 1996
-------------------------
Joseph L. Castle II

             *                   Director                         November 13, 1996
-------------------------
Bernard C. Watson

             *                   Director                         November 13, 1996
-------------------------
Irving A. Wechsler

             *                   Director                         November 13, 1996
-------------------------
Anne Wexler

*By: /s/ Stanley Wang
     -----------------------
     Stanley Wang
     Attorney-In-Fact

                                EXHIBIT INDEX
                                -------------

EXHIBIT                                                                                                 PAGE
NUMBER                  DESCRIPTION                                                                     NUMBER
-------                 -----------                                                                     ------
23.3                    Consents of Deloitte & Touche LLP

23.6                    Consent of KPMG Peat Marwick LLP

23.7                    Consents of Arthur Andersen LLP

23.10                   Consent of Merrill Lynch & Co.

99.7                    Report of Merrill Lynch & Co.
                        to the Board of Directors
                        of The E.W. Scripps Company dated November 12, 1996


